Morgan Stanley Capital Opportunities Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002

Dear Shareholder:

This semiannual report to shareholders of Morgan Stanley Capital Opportunities Trust covers the six-month period ended May 31, 2002. During the period, mixed economic signals and investor uncertainty contributed to a turbulent stock market environment. Expectations for corporate earnings generally declined as investor confidence continued to suffer from fears of terrorist attacks and, more recently, mounting concerns about corporate debt, questionable accounting practices and research integrity on Wall Street.

Despite a strong rebound in the fourth quarter of 2001, the broader U.S. equity markets finished the year with negative returns. This was only the fourth time since the Depression that the U.S. equity markets suffered two consecutive annual losses. Although the weakness in equities was fairly broad based, the technology-heavy Nasdaq composite index declined more than 16 percent during the period, the main culprits being a slowdown in corporate spending on information technology and renewed rounds of downward earnings revisions in the telecommunications sector.

Performance and Portfolio Strategy

For the six-month period ended May 31, 2002, Morgan Stanley Capital Opportunities Trust's Class B shares posted a total return of -21.06 percent, compared with 9.83 percent for the Standard & Poor's MidCap 400 Index (S&P MidCap 400).* During the same period, the Fund's Class A, C and D shares returned -20.73 percent, -20.87 percent and -20.68 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

According to TCW Investment Management Company, the Fund's sub-advisor, the Fund's underperformance relative to its benchmark resulted from a significant concentration in four sectors, primarily information technology. As of May 31, 2002, more than 38 percent of the Fund's assets were invested among technology stocks, compared to 16 percent for the S&P MidCap 400 Index. As stated above, the technology sector was hit particularly hard during the six-month period ended May 31, 2002. TCW believes that corporate IT spending will recover, as firms still need to improve their productivity.

---------------------
*The Standard and Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Capital Opportunities Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2002 continued

On April 25, 2002, the Board of Trustees of the Fund determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors Inc, the Investment Manager, and TCW. Therefore, effective on or about October 1, 2002, TCW will cease to serve as the sub-advisor of the Fund and the Investment Manager will assume direct responsibility for investment of the Fund's portfolio. In managing the Fund, the Investment Manager expects to pursue substantially the same investment strategies as those described in the "Principal Investment Strategies" section of the Fund's prospectus. The Investment Manager's Small/Mid-Cap Growth Team will manage the Fund. Current members of the team include Dennis Lynch, Executive Director, and David Cohen, Vice President.

Looking Ahead

Despite the recent weakness in the U.S. equity markets, we believe there is growing evidence that the economic woes of the last two years may be subsiding. Factory orders have increased, excess inventories are down, declines in corporate profits appear to have slowed and the labor market seems to be stabilizing. After more than a year in the doldrums, even industrial production is showing renewed signs of vigor. By early April, economists surveyed by the Blue Chip Consensus, a prominent research group, had more than doubled their forecasts of GDP growth for this year, from 1.0 percent to 2.6 percent. This projection is still lower than the average of 6.0 percent growth that historically has been posted in the first year of a recovery, but the downturn was far less severe than the average.

In our opinion, the steady accumulation of generally positive recent economic data confirms a recovery and has persuaded some to believe that the slide in corporate earnings has ended. Because business technology capital expenditure has historically increased after two consecutive quarters of improving profits, we believe an improving investment environment for technology stocks could be possible in the near future.

We appreciate your ongoing support of Morgan Stanley Capital Opportunities Trust and look forward to serving your future investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Capital Opportunities Trust

ANNUAL HOUSEHOLDING NOTICE - MAY 31, 2002 continued

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00a.m. to 8:00p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Capital Opportunities Trust
FUND PERFORMANCE - MAY 31, 2002

              AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED 5/31/02
--------------------------------------------------------------------------------

                 CLASS A SHARES*
-------------------------------------------------
1 Year                     (38.48)%(1) (41.71)%(2)
Since Inception (7/28/97)   3.74 %(1)   2.59 %(2)
                CLASS B SHARES**
-------------------------------------------------
1 Year                     (38.97)%(1) (42.03)%(2)
5 Years                     5.25 %(1)   4.93 %(2)
Since Inception (2/27/96)   3.71 %(1)   3.71 %(2)
                CLASS C SHARES+
-------------------------------------------------
1 Year                     (38.83)%(1) (39.44)%(2)
Since Inception (7/28/97)   2.98 %(1)   2.98 %(2)
                CLASS D SHARES++
-------------------------------------------------
1 Year                     (38.34)%(1)
Since Inception (7/28/97)   3.93 %(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum CDSC for Class C is 1.0% for shares redeemed
     within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Capital Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks and Warrants (97.8%)
              Advertising/Marketing
              Services (1.5%)
   223,700    Lamar Advertising Co.*...  $  9,621,337
                                         ------------
              Biotechnology (7.4%)
   372,100    Abgenix, Inc.*...........     4,800,090
   276,900    Genentech, Inc.*.........     9,829,950
   548,000    Gilead Sciences, Inc.*...    19,541,680
   486,800    Human Genome Sciences,
               Inc.*...................     8,397,300
   227,650    Vertex Pharmaceuticals,
               Inc.*...................     4,491,534
                                         ------------
                                           47,060,554
                                         ------------
              Broadcasting (14.3%)
   198,437    Clear Channel
               Communications, Inc.*...    10,562,801
   470,100    Cox Radio, Inc. (Class
               A)*.....................    12,857,235
   401,000    Hispanic Broadcasting
               Corp.*..................    10,008,960
   675,500    Univision Communications,
               Inc. (Class A)*.........    27,020,000
   802,100    Westwood One, Inc.*......    30,600,115
                                         ------------
                                           91,049,111
                                         ------------
              Cable/Satellite TV (8.2%)
   358,000    Cablevision Systems
               Corp. - Rainbow Media
               Group*..................     7,435,660
   188,800    Cablevision Systems New
               York Group (Class A)*...     3,515,456
 1,186,600    EchoStar Communications
               Corp. (Class A)*........    29,890,454
 1,041,800    Mediacom Communications
               Corp.*..................    10,886,810
                                         ------------
                                           51,728,380
                                         ------------
              Computer Communications
              (1.1%)
   771,300    Juniper Networks,
               Inc.*...................     7,149,951
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Computer Peripherals
              (1.5%)
   750,300    Network Appliance,
               Inc.*...................  $  9,761,403
                                         ------------
              Data Processing Services
              (4.3%)
   511,546    CheckFree Corp.*.........    10,855,006
   481,587    Paychex, Inc. ...........    16,686,990
                                         ------------
                                           27,541,996
                                         ------------
              Electronic Equipment/
              Instruments (0.5%)
   325,500    Gemstar-TV Guide
               International, Inc.*....     3,098,760
                                         ------------
              Electronic Production
              Equipment (1.2%)
   173,660    Novellus Systems,
               Inc.*...................     7,377,077
                                         ------------
              Financial Publishing/
              Services (2.1%)
   325,000    SEI Investments Co. .....    10,725,000
   100,000    SunGard Data Systems
               Inc.*...................     2,812,000
                                         ------------
                                           13,537,000
                                         ------------
              Internet Software/
              Services (10.2%)
   579,000    Agile Software Corp.*....     4,828,860
   422,950    Openwave Systems Inc.*...     2,541,929
   834,200    Overture Services,
               Inc.*...................    16,141,770
 1,482,100    Siebel Systems, Inc.*....    27,048,325
   901,330    Yahoo! Inc.*.............    14,439,307
                                         ------------
                                           65,000,191
                                         ------------
              Investment Managers
              (2.5%)
   437,600    Price (T.) Rowe Group,
               Inc. ...................    15,801,736
                                         ------------
              Medical Distributors
              (2.2%)
   315,000    Andrx Group*.............    13,630,050
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2002 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Other Consumer Services
              (10.2%)
   727,100    eBay, Inc.*..............  $ 40,143,191
   220,600    Expedia, Inc. (Class
               A)*.....................    15,772,900
    42,355    Expedia, Inc. (Warrants,
               due 02/04/09)*..........     1,694,200
   123,900    Hotels.com (Class A)*....     5,933,571
    30,340    Weight Watchers
               International, Inc.*....     1,258,807
                                         ------------
                                           64,802,669
                                         ------------
              Packaged Software (1.4%)
   458,900    Rational Software
               Corp.*..................     5,222,282
   112,500    Symantec Corp.*..........     3,866,625
                                         ------------
                                            9,088,907
                                         ------------
              Personnel Services (1.3%)
   326,000    Robert Half
               International, Inc.*....     8,045,680
                                         ------------
              Property - Casualty
              Insurers (0.6%)
    79,800    Cincinnati Financial
               Corp. ..................     3,621,324
                                         ------------
              Semiconductors (16.9%)
   555,200    Altera Corp.*............    10,010,256
   964,400    Applied Micro Circuits
               Corp.*..................     5,931,060
   331,328    Intersil Corp. (Class
               A)*.....................     7,958,499
   899,600    Maxim Integrated
               Products, Inc.*.........    41,381,600
 1,191,100    Xilinx, Inc.*............    41,998,186
                                         ------------
                                          107,279,601
                                         ------------
              Specialty Stores (5.3%)
   986,600    Bed Bath & Beyond
               Inc.*...................    33,840,380
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Telecommunication
              Equipment (5.1%)
   612,000    ONI Systems Corp.*.......  $  2,448,000
   630,100    QUALCOMM Inc.*...........    19,936,364
   571,800    Research In Motion Ltd.
               (Canada)*...............     8,645,616
   530,900    Sonus Networks, Inc.*....     1,088,345
                                         ------------
                                           32,118,325
                                         ------------
              Total Common Stocks and
              Warrants
              (Cost $667,990,969)......   621,154,432
                                         ------------
PRINCIPAL
AMOUNT IN
-----------
              Short-Term Investment (2.4%)
              Repurchase Agreement
   $15,304    The Bank of New York
               1.625% due 06/03/02
               (dated 05/31/02;
               proceeds $15,305,725)
               (a) (Cost
               $15,303,653)............    15,303,653
                                         ------------

Total Investments
(Cost $683,294,622) (b).....   100.2%     636,458,085
Liabilities in Excess of
Other Assets................    (0.2)      (1,507,396)
                               -----     ------------
Net Assets..................   100.0%    $634,950,689
                               =====     ============

---------------------------------------------------

    *    Non-income producing security.
    (a)  Collateralized by $15,655,878 U.S. Treasury Bill
         1.73% due 08/01/02 valued at $15,609,849.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
         The aggregate gross unrealized appreciation is $170,033,930 and the aggregate gross unrealized depreciation is $216,870,467, resulting in net unrealized depreciation of $46,836,537.

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $683,294,622).......................................  $  636,458,085
Receivable for:
    Shares of beneficial interest sold......................         626,205
    Dividends...............................................          19,500
Prepaid expenses and other assets...........................         189,107
                                                              --------------
    Total Assets............................................     637,292,897
                                                              --------------
Liabilities:
Payable for:
    Shares of beneficial interest repurchased...............       1,202,725
    Distribution fee........................................         465,527
    Investment management fee...............................         420,885
Accrued expenses and other payables.........................         253,071
                                                              --------------
    Total Liabilities.......................................       2,342,208
                                                              --------------
    Net Assets..............................................  $  634,950,689
                                                              ==============
Composition of Net Assets:
Paid-in-capital.............................................  $1,393,010,686
Net unrealized depreciation.................................     (46,836,537)
Net investment loss.........................................      (7,455,542)
Accumulated net realized loss...............................    (703,767,918)
                                                              --------------
    Net Assets..............................................  $  634,950,689
                                                              ==============
Class A Shares:
Net Assets..................................................     $15,412,906
Shares Outstanding (unlimited authorized, $.01 par value)...       1,217,501
    Net Asset Value Per Share...............................          $12.66
                                                              ===============
    Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value).........          $13.36
                                                              ===============
Class B Shares:
Net Assets..................................................    $493,138,157
Shares Outstanding (unlimited authorized, $.01 par value)...      40,215,973
    Net Asset Value Per Share...............................          $12.26
                                                              ===============
Class C Shares:
Net Assets..................................................     $23,043,633
Shares Outstanding (unlimited authorized, $.01 par value)...       1,887,905
    Net Asset Value Per Share...............................          $12.21
                                                              ===============
Class D Shares:
Net Assets..................................................    $103,355,993
Shares Outstanding (unlimited authorized, $.01 par value)...       8,091,858
    Net Asset Value Per Share...............................          $12.77
                                                              ===============

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended May 31, 2002 (unaudited)

Net Investment Loss:

Income
Dividends...................................................  $     315,807
Interest....................................................         50,767
                                                              -------------
    Total Income............................................        366,574
                                                              -------------
Expenses
Distribution fee (Class A shares)...........................         21,266
Distribution fee (Class B shares)...........................      3,168,922
Distribution fee (Class C shares)...........................         96,215
Investment management fee...................................      2,920,745
Transfer agent fees and expenses............................      1,371,368
Shareholder reports and notices.............................        149,210
Registration fees...........................................         36,003
Professional fees...........................................         30,239
Custodian fees..............................................         13,185
Trustees' fees and expenses.................................          5,597
Other.......................................................          9,366
                                                              -------------
    Total Expenses..........................................      7,822,116
                                                              -------------
    Net Investment Loss.....................................     (7,455,542)
                                                              -------------
Net Realized and Unrealized Loss:
Net realized loss...........................................   (111,134,436)
Net change in unrealized appreciation.......................    (56,447,414)
                                                              -------------
    Net Loss................................................   (167,581,850)
                                                              -------------
Net Decrease................................................  $(175,037,392)
                                                              =============

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED         ENDED
                                                              MAY 31, 2002    NOVEMBER 30, 2001
                                                              -------------    --------------
                                                               (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment loss.........................................  $ (7,455,542)    $  (20,447,974)
Net realized loss...........................................  (111,134,436)      (443,947,604)
Net change in unrealized appreciation.......................   (56,447,414)      (170,366,801)
                                                              -------------    --------------
    Net Decrease............................................  (175,037,392)      (634,762,379)

Net decrease from transactions in shares of beneficial
  interest..................................................   (43,127,558)       (59,647,651)
                                                              -------------    --------------

    Net Decrease............................................  (218,164,950)      (694,410,030)
Net Assets:
Beginning of period.........................................   853,115,639      1,547,525,669
                                                              -------------    --------------
End of Period
(Including a net investment loss of
$7,455,542 and $0, respectively)............................  $634,950,689     $  853,115,639
                                                              =============    ==============

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Capital Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market

Morgan Stanley Capital Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 (UNAUDITED) continued

prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Morgan Stanley Capital Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 (UNAUDITED) continued

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $2.0 billion; 0.70% to the portion of daily net assets exceeding $2.0 billion, but not exceeding $3.0 billion; and 0.675% to the portion of daily net assets in excess of $3.0 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investment in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

On April 25, 2002, the Board of Trustees of the Fund determined to terminate the Sub-Advisory Agreement. Therefore, effective on or about October 1, 2002, the Investment Manager will assume direct responsibility for investment of the Fund's portfolio.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if

Morgan Stanley Capital Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 (UNAUDITED) continued

for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $63,655,882 at May 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended May 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.66%, respectively.

The Distributor has informed the Fund that for the six months ended May 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $756,703 and $2,555, respectively and received $26,760 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended May 31, 2002 aggregated $30,521,267 and $87,669,915, respectively.

For the six months ended May 31, 2002, the Fund incurred brokerage commission of $8,388 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $132,000.

Morgan Stanley Capital Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 (UNAUDITED) continued

5. Federal Income Tax Status

At November 30, 2001, the Fund had a net capital loss carryover of approximately $545,651,000, to offset future capital gains to the extent provided by regulations, which will be available through November 30 of the following years:

              AMOUNT IN THOUSANDS
-----------------------------------------------
 2005      2006      2007     2008       2009
 ----     -------   ------   -------   --------
$36,450   $21,173   $6,907   $68,083   $413,063
=======   =======   ======   =======   ========

Due to the Fund's acquisition of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Fund on July 24, 2000, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury regulations, significantly reducing the total carryover available.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $45,324,000 during fiscal 2001.

As of November 30, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

Morgan Stanley Capital Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2002 (UNAUDITED) continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                          MONTHS ENDED                     ENDED
                                                          MAY 31, 2002               NOVEMBER 30, 2001
                                                   --------------------------   ---------------------------
                                                          (unaudited)
                                                     SHARES        AMOUNT         SHARES         AMOUNT
                                                   ----------   -------------   -----------   -------------
CLASS A SHARES
Sold.............................................     192,899   $   2,957,195       874,213   $  15,550,342
Redeemed.........................................    (321,991)     (4,880,693)   (1,317,074)    (28,744,746)
                                                   ----------   -------------   -----------   -------------
Net decrease - Class A...........................    (129,092)     (1,923,498)     (442,861)    (13,194,404)
                                                   ----------   -------------   -----------   -------------
CLASS B SHARES
Sold.............................................   2,391,121      36,202,694     9,199,135     189,556,953
Redeemed.........................................  (7,590,328)   (109,503,244)  (17,436,729)   (328,643,850)
                                                   ----------   -------------   -----------   -------------
Net decrease - Class B...........................  (5,199,207)    (73,300,550)   (8,237,594)   (139,086,897)
                                                   ----------   -------------   -----------   -------------
CLASS C SHARES
Sold.............................................     196,733       2,962,375       666,937      14,317,266
Redeemed.........................................    (383,192)     (5,521,594)     (953,488)    (18,284,908)
                                                   ----------   -------------   -----------   -------------
Net decrease - Class C...........................    (186,459)     (2,559,219)     (286,551)     (3,967,642)
                                                   ----------   -------------   -----------   -------------
CLASS D SHARES
Sold.............................................   3,925,731      59,598,372     6,098,619     116,872,095
Redeemed.........................................  (1,685,678)    (24,942,663)   (1,127,585)    (20,270,803)
                                                   ----------   -------------   -----------   -------------
Net increase - Class D...........................   2,240,053      34,655,709     4,971,034      96,601,292
                                                   ----------   -------------   -----------   -------------
Net decrease in Fund.............................  (3,274,705)  $ (43,127,558)   (3,995,972)  $ (59,647,651)
                                                   ==========   =============   ===========   =============

Morgan Stanley Capital Opportunities Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                         FOR THE SIX                FOR THE YEAR ENDED NOVEMBER 30,              JULY 28, 1997*
                                         MONTHS ENDED      --------------------------------------------------        THROUGH
                                         MAY 31, 2002        2001          2000          1999          1998     NOVEMBER 30, 1997
                                         ------------      --------      --------      --------      --------   -----------------
                                         (unaudited)
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period...     $15.97          $26.86        $33.83        $15.60        $10.88         $10.85
                                            ------          ------        ------        ------        ------         ------

Income (loss) from investment
 operations:
    Net investment loss++..............      (0.10)          (0.20)        (0.33)        (0.34)        (0.18)         (0.06)
    Net realized and unrealized gain
    (loss).............................      (3.21)         (10.69)        (5.76)        18.57          4.90           0.09
                                            ------          ------        ------        ------        ------         ------

Total income (loss) from investment
 operations............................      (3.31)         (10.89)        (6.09)        18.23          4.72           0.03
                                            ------          ------        ------        ------        ------         ------

Less distributions from:
    Net realized gain..................       --              --           (0.77)         --            --             --
    Paid-in-capital....................       --              --           (0.11)         --            --             --
                                            ------          ------        ------        ------        ------         ------

Total distributions....................       --              --           (0.88)         --            --             --
                                            ------          ------        ------        ------        ------         ------

Net asset value, end of period.........     $12.66          $15.97        $26.86        $33.83(4)     $15.60         $10.88
                                            ======          ======        ======        ======        ======         ======

Total Return+..........................     (20.73)%(1)     (40.54)%      (18.72)%      116.89%        43.38%          0.28 %(1)

Ratios to Average Net Assets:
Expenses...............................       1.37 %(2)(3)    1.13%(3)      1.11%(3)      1.23%(3)      1.55%(3)        1.55 %(2)

Net investment loss....................      (1.28)%(2)(3)   (1.02)%(3)    (0.82)%(3)    (0.93)%(3)    (1.40)%(3)       (1.46)%(2)

Supplemental Data:
Net assets, end of period, in
 thousands.............................    $15,413         $21,509       $48,068       $19,934        $1,107            $58

Portfolio turnover rate................          4 %(1)         25%           17%           51%           52%            49 %

---------------------

     *   The date shares were first issued.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
    (4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

FINANCIAL HIGHLIGHTS continued

                                       FOR THE SIX                           FOR THE YEAR ENDED NOVEMBER 30,
                                       MONTHS ENDED      ------------------------------------------------------------------------
                                       MAY 31, 2002        2001            2000             1999            1998          1997*
                                       ------------      ---------      -----------      -----------      ---------      --------
                                       (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of
 period..............................      $15.53          $26.35           $33.36           $15.46         $10.85         $10.92
                                           ------          ------           ------           ------         ------         ------
Income (loss) from investment
 operations:
    Net investment loss++............       (0.15)          (0.37)           (0.51)           (0.42)         (0.26)         (0.22)
    Net realized and unrealized gain
    (loss)...........................       (3.12)         (10.45)           (5.62)           18.32           4.87           0.15
                                           ------          ------           ------           ------         ------         ------
Total income (loss) from investment
 operations..........................       (3.27)         (10.82)           (6.13)           17.90           4.61          (0.07)
                                           ------          ------           ------           ------         ------         ------
Less distributions from:
    Net realized gain................        --              --              (0.77)            --             --             --
    Paid-in-capital..................        --              --              (0.11)            --             --             --
                                           ------          ------           ------           ------         ------         ------
Total distributions..................        --              --              (0.88)            --             --             --
                                           ------          ------           ------           ------         ------         ------
Net asset value, end of period.......      $12.26          $15.53           $26.35           $33.36(4)      $15.46         $10.85
                                           ======          ======           ======           ======         ======         ======
Total Return+........................      (21.06)%(1)     (41.06)%         (19.12)%         115.82%         42.49%         (0.64)%
Ratios to Average Net Assets:
Expenses.............................        2.15 %(2)(3)     2.02%(3)        1.58%(3)         1.74%(3)       2.20%(3)       2.29%
Net investment loss..................       (2.06)%(2)(3)    (1.91)%(3)      (1.29)%(3)       (1.44)%(3)     (2.05)%(3)     (2.16)%
Supplemental Data:
Net assets, end of period, in
 thousands...........................    $493,138        $705,388       $1,413,820       $1,315,930       $212,043       $174,412
Portfolio turnover rate..............           4 %(1)         25%              17%              51%            52%            49%

---------------------

     *   Prior to July 28, 1997, the Fund issued one class of shares.
         All shares of the Fund held prior to that date have been designated Class B shares.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
    (4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                         FOR THE SIX                FOR THE YEAR ENDED NOVEMBER 30,              JULY 28, 1997*
                                         MONTHS ENDED      --------------------------------------------------        THROUGH
                                         MAY 31, 2002        2001          2000          1999          1998     NOVEMBER 30, 1997
                                         ------------      --------      --------      --------      --------   -----------------
                                         (unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period...     $15.43          $26.19        $33.24        $15.45        $10.85         $10.85
                                            ------          ------        ------        ------        ------         ------
Income (loss) from investment
 operations:
    Net investment loss++..............      (0.12)          (0.37)        (0.62)        (0.52)        (0.28)         (0.08)
    Net realized and unrealized gain
    (loss).............................      (3.10)         (10.39)        (5.55)        18.31          4.88           0.08
                                            ------          ------        ------        ------        ------         ------
Total income (loss) from investment
 operations............................      (3.22)         (10.76)        (6.17)        17.79          4.60           --
                                            ------          ------        ------        ------        ------         ------
Less distributions from:
    Net realized gain..................       --              --           (0.77)         --            --             --
    Paid-in-capital....................       --              --           (0.11)         --            --             --
                                            ------          ------        ------        ------        ------         ------
Total distributions....................       --              --           (0.88)         --            --             --
                                            ------          ------        ------        ------        ------         ------
Net asset value, end of period.........     $12.21          $15.43        $26.19        $33.24(4)     $15.45         $10.85
                                            ======          ======        ======        ======        ======         ======
Total Return+..........................     (20.87)%(1)     (41.08)%      (19.31)%      115.18%        42.27%          0.09 %(1)
Ratios to Average Net Assets:
Expenses...............................       1.81 %(2)(3)    2.02%(3)      1.86%(3)      1.99%(3)      2.30%(3)        2.32 %(2)
Net investment loss....................      (1.72)%(2)(3)   (1.91)%(3)    (1.56)%(3)    (1.69)%(3)    (2.15)%(3)       (2.22)%(2)
Supplemental Data:
Net assets, end of period, in
 thousands.............................    $23,044         $32,016       $61,822       $34,898          $712            $83
Portfolio turnover rate................          4 %(1)         25%           17%           51%           52%            49 %

---------------------

     *   The date shares were first issued.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
    (4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                         FOR THE SIX                FOR THE YEAR ENDED NOVEMBER 30,              JULY 28, 1997*
                                         MONTHS ENDED      --------------------------------------------------        THROUGH
                                         MAY 31, 2002        2001          2000          1999          1998     NOVEMBER 30, 1997
                                         ------------      --------      --------      --------      --------   -----------------
                                         (unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period...      $16.10         $27.04        $33.97        $15.66        $10.89         $10.85
                                             ------         ------        ------        ------        ------         ------
Income (loss) from investment
 operations:
    Net investment loss++..............       (0.08)         (0.18)        (0.24)        (0.21)        (0.15)         (0.05)
    Net realized and unrealized gain
      (loss)...........................       (3.25)        (10.76)        (5.81)        18.52          4.92           0.09
                                             ------         ------        ------        ------        ------         ------
Total income (loss) from investment
 operations............................       (3.33)        (10.94)        (6.05)        18.31          4.77           0.04
                                             ------         ------        ------        ------        ------         ------
Less distributions from:
    Net realized gain..................        --            --            (0.77)         --            --             --
    Paid-in-capital....................        --            --            (0.11)         --            --             --
                                             ------         ------        ------        ------        ------         ------
Total distributions....................        --            --            (0.88)         --            --             --
                                             ------         ------        ------        ------        ------         ------
Net asset value, end of period.........      $12.77         $16.10        $27.04        $33.97(4)     $15.66         $10.89
                                             ======         ======        ======        ======        ======         ======
Total Return+..........................      (20.68)%(1)    (40.46)%      (18.52)%      116.96%        43.80%          0.37 %(1)
Ratios to Average Net Assets:
Expenses...............................        1.15 %(2)(3)    1.02%(3)     0.86%(3)      0.99%(3)      1.30%(3)        1.30 %(2)
Net investment loss....................       (1.06)%(2)(3)   (0.91)%(3)   (0.57)%(3)    (0.69)%(3)    (1.15)%(3)       (1.19)%(2)
Supplemental Data:
Net assets, end of period, in
 thousands.............................    $103,356        $94,203       $23,815        $4,384           $15            $10
Portfolio turnover rate................           4 %(1)        25%           17%           51%           52%            49 %

---------------------

     *   The date shares were first issued.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
    (4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Douglas Foreman
Vice President

Christopher J. Ainley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

TCW Investment Management
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please read the prospectus of the Fund. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC, Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.


Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
Capital Opportunities Trust

Semiannual Report
May 31, 2002

38568RPT